UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04165

AMERICAN CENTURY TARGET MATURITIES TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON
4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	09-30

Date of reporting period:	03-31-2010

ITEM 1. REPORTS TO STOCKHOLDERS

Semiannual Report
March 31, 2010

American Century Investments®

Target 2010 Fund

Target 2015 Fund

Target 2020 Fund

Target 2025 Fund

Prospectus Supplement Enclosed

Table of Contents

President’s Letter	2
Market Perspective	3
Zero-Coupon Treasury Total Returns	3

Target 2010
Performance	4
Portfolio Commentary	6
Portfolio at a Glance	8
Types of Investments in Portfolio	8

Target 2015
Performance	9
Portfolio Commentary	11
Portfolio at a Glance	13
Types of Investments in Portfolio	13

Target 2020
Performance	14
Portfolio Commentary	16
Portfolio at a Glance	18
Types of Investments in Portfolio	18

Target 2025
Performance	19
Portfolio Commentary	21
Portfolio at a Glance	23
Types of Investments in Portfolio	23

Shareholder Fee Examples	24

Financial Statements
Schedule of Investments	26
Statement of Assets and Liabilities	33
Statement of Operations	34
Statement of Changes in Net Assets	35
Notes to Financial Statements	37
Financial Highlights	43

Other Information
Board Approval of Management Agreements	51
Additional Information	57
Index Definitions	58

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended March 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economy Showed Signs of Recovery

Economic activity steadily improved during the six-month period, even as significant headwinds, including excessive debt levels, high unemployment and underemployment, and a housing market still susceptible to further declines, prevailed. Businesses continued to show the greatest improvement, primarily through cost cutting and inventory rebuilding.

On the other hand, modest income growth, lower housing wealth, tight credit conditions, and the difficult jobs market, generally restrained consumer spending throughout most of the period. Given that consumer activity typically accounts for the bulk of U.S. economic growth, slower growth than is typically associated with post-recession recoveries seems likely. Furthermore, while the numerous government bailouts proved successful in providing liquidity and improving confidence in the financial sector, questions remain regarding the strength of the real economy, as quantitative easing winds down and the fiscal stimulus diminishes.

Treasury Yields Increased, Curve Steepened

In an environment of fragile economic growth, subdued inflation, and an accommodative Federal Reserve, whose federal funds rate target remained at its historic low of nearly 0%, the U.S. bond market posted positive returns overall. Credit-sensitive, higher-risk bonds, which benefited from an improving economic backdrop, significantly outperformed Treasuries during the period. Concerns about the growth and extraordinary volume of U.S. government debt, combined with waning worldwide demand for U.S. Treasury securities, pushed Treasury prices lower and yields higher. Total returns for longer-term Treasuries were negative for the period.

The yield on the two-year Treasury note increased from 0.95% to 1.02%; the 10-year Treasury yield rose from 3.31% to 3.83%; and the 30-year Treasury yield jumped from 4.05% to 4.71%. In addition, the slope of the yield curve (the graphic representation of Treasury yields at different maturities) steepened, reflecting the still-low costs of capital at the short end of the maturity spectrum and tepid demand at the longer end. The difference between two- and 10-year Treasury yields started the period at 236 basis points (one basis point equals 0.01 percentage point) and ended at 281 basis points.

Zero-Coupon Treasury Total Returns
For the six months ended March 31, 2010*
11/15/10 STRIPS Issue	0.32%
11/15/15 STRIPS Issue	1.32%
11/15/20 STRIPS Issue	-2.12%
11/15/25 STRIPS Issue	-5.14%
*Total returns for periods less than one year are not annualized.

Performance

Target 2010

Total Returns as of March 31, 2010
				Average Annual Returns
	Ticker					Since	Inception
	Symbol	6 months(1)	1 year	5 years	10 years	Inception	Date
Investor Class	BTTNX	0.28%	0.81%	4.20%	6.41%	10.95%	3/25/85
11/15/10
STRIPS Issue	—	0.32%	0.79%	4.64%	6.82%	11.98%(2)	—
Bank of America/
Merrill Lynch
10+ Year US
Treasury Index(3)	—	-4.26%	-7.18%	5.31%	6.89%	9.53%(2)	—
Advisor Class	ACTRX	0.14%	0.56%	3.93%	6.15%	4.79%	10/20/98
(1)	Total returns for periods less than one year are not annualized.
(2)	Since 3/31/85, the date nearest the Investor Class’s inception for which data are available.
(3)	Data provided by Lipper Inc. – A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Target 2010

Total Annual Fund Operating Expenses
Investor Class	Advisor Class
0.57%	0.82%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Target 2010

Portfolio Managers: Brian Howell, Jim Platz, and Bob Gahagan

Performance Summary

Target 2010 returned 0.28%* for the six months ended March 31, 2010. By comparison, the fund’s benchmark, a coupon-based Treasury STRIPS Issue maturing on November 15, 2010, returned 0.32%. The fund’s returns are reduced by operating expenses, while benchmark returns are not.

Economic optimism generally characterized the six-month period, as investors grew more confident that the Great Recession was giving way to an economic recovery. This confidence inspired a return to the riskier segments of the fixed income market, which offer potentially higher yields and returns than Treasuries. In addition, investors began to grow leery of the surge in U.S. Treasury issuance in the wake of massive government spending and a record federal budget deficit.

As several of the portfolio’s Treasury zero-coupon bonds (zeros) reached maturity, we reinvested the proceeds in short-term securities. This caused the portfolio’s allocation to traditional Treasury bills to increase during the period. This allocation accounted for the portfolio’s lagging performance relative to the benchmark. In absolute terms, both the portfolio and its benchmark benefited from their short maturities in a market environment where longer-term Treasury securities significantly underperformed.

Portfolio Strategy

We continued to look for what we believed were attractive relative values among the universe of zeros in which Target 2010 invests—primarily Treasury STRIPS and Treasury-equivalent zeros and, to a lesser degree, government agency zeros. These securities are “stripped” and packaged into their component parts, including the series of coupon payments and the ultimate principal repayment.

We also continued to look for opportunities to benefit from spread movements, or changes in yield differences, between Treasury STRIPS and non-Treasury zeros. Spreads tightened during the period (non-Treasury yields decreased and prices increased, relative to traditional Treasuries), due to the market’s preference for non-Treasury securities. In this climate, our positions in non-Treasury zeros, such as REFCORP (Resolution Funding Corporation) and FICO (Financing Corporation) zeros, and agency discount notes contributed positively to performance.

The spread tightening also afforded us the opportunity to sell some of the portfolio’s agency zeros, which we expect will have a favorable impact on the portfolio’s anticipated value at maturity (AVM). Our allocation to agency zeros at the end of March 2010 was approximately 14%, compared with 19% six months earlier.

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

Target 2010

Similarly, the portfolio’s allocation to Treasury zeros and Treasury-equivalent zeros declined during the period, from 72% at the end of September 2009 to 39% at the end of March 2010, as several securities matured, and we positioned the portfolio for its upcoming maturity date. We primarily invested the proceeds in U.S. Treasury bills and government agency discount notes. These short-term investments comprised 47% of the portfolio on March 31, 2010, compared with 9% of the portfolio on September 30, 2009.

Outlook

With the portfolio nearing its maturity date (the portfolio will be liquidated on September 24, 2010), we expect the allocation to agency discount notes and traditional Treasury bills to increase as more of the portfolio’s zero-coupon bonds mature. Going forward, the portfolio should increasingly behave like a very short-duration bond fund. We plan to maintain our focus on identifying the best relative values within the portfolio’s high-quality universe. We actively apply a multi-step process that includes security selection, portfolio construction and attribution analysis, while tracking long-term market trends to help us identify attractively priced securities.

Target 2010 is not an asset allocation retirement fund. The date refers to when the bonds will mature. The principal value of the fund is not guaranteed at any time, including at the target date. The fund’s Anticipated Value at Maturity (AVM—see next page), though not guaranteed, provides what we believe is an approximate estimate of the fund’s value at the target date.

Target 2010

Portfolio at a Glance
As of 3/31/10
Anticipated Growth Rate (Investor Class)	-0.16%
Weighted Average Maturity Date	10/27/10
Anticipated Value at Maturity (AVM) (Investor Class)(1)	$105.59
(1) See graph below.
Past performance is no guarantee of future results. Even if class shares are held to maturity, there is no guarantee that the class’s share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Types of Investments in Portfolio
% of net assets
as of 3/31/10
Treasury STRIPS	36.5%
REFCORP STRIPS	2.4%
Total Treasuries & Equivalents	38.9%
Government Agency STRIPS	9.8%
Other Government Agencies	4.2%
Total Government Agencies	14.0%
Short-Term Investments	47.0%
Temporary Cash Investments	0.4%
Other Assets and Liabilities	(0.3)%

The top line in the graph represents the class’s Anticipated Value at Maturity (AVM), which fluctuates from day to day based on the fund’s weighted average maturity date. The bottom line represents the class’s historical share price, which is managed to grow over time to reach the class’s AVM. The AVM for other share classes will vary due to differences in fee structure. While this graph demonstrates the class’s expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if shares are held to maturity, there is no guarantee that the class’s share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Performance

Target 2015

Total Returns as of March 31, 2010
				Average Annual Returns
	Ticker					Since	Inception
	Symbol	6 months(1)	1 year	5 years	10 years	Inception	Date
Investor Class	BTFTX	1.42%	0.42%	6.18%	7.90%	9.09%	9/1/86
11/15/15
STRIPS Issue	—	1.32%	-0.13%	6.90%	8.30%	8.96%(2)	—
Bank of America/
Merrill Lynch
10+ Year US
Treasury Index(3)	—	-4.26%	-7.18%	5.31%	6.89%	7.92%(2)	—
Advisor Class	ACTTX	1.29%	0.16%	5.91%	7.63%	7.58%	7/23/99
(1)	Total returns for periods less than one year are not annualized.
(2)	Since 8/31/86, the date nearest the Investor Class’s inception for which data are available.
(3)	Data provided by Lipper Inc. – A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Target 2015

Total Annual Fund Operating Expenses
Investor Class	Advisor Class
0.57%	0.82%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Target 2015

Portfolio Managers: Brian Howell, Jim Platz, and Bob Gahagan

Performance Summary

Target 2015 returned 1.42%* for the six months ended March 31, 2010. By comparison, the fund’s benchmark, a coupon-based Treasury STRIPS Issue maturing on November 15, 2015, returned 1.32%. The fund’s returns are reduced by operating expenses, while benchmark returns are not.

Economic optimism generally characterized the six-month period, as investors grew more confident that the Great Recession was giving way to an economic recovery. This confidence inspired a return to the riskier segments of the fixed income market, which offer potentially higher yields and returns than Treasuries. In addition, investors began to grow leery of the surge in U.S. Treasury issuance in the wake of massive government spending and a record federal budget deficit. In this environment, traditional Treasury securities underperformed all other fixed-income sectors. Our out-of-benchmark exposure to high-quality non-Treasury zero-coupon bonds (zeros) accounted for the portfolio’s performance advantage relative to the benchmark, as these securities outperformed Treasury zeros.

Overall, Treasury yields in the 2015 maturity range remained relatively flat, while longer-term yields increased modestly during the six-month period. In this environment, the Treasury yield curve steepened. Treasury zeros and other high-quality zero-coupon bonds have a higher degree of interest-rate sensitivity than coupon-paying bonds of similar maturities. In absolute terms, both the portfolio and its benchmark benefited from their shorter maturities in a market environment where longer-term securities significantly underperformed.

Portfolio Strategy

We continued to look for what we believed were attractive relative values among the universe of zeros in which Target 2015 invests—primarily Treasury STRIPS and Treasury-equivalent zeros and, to a lesser degree, government agency zeros. These securities are “stripped” and packaged into their component parts, including the series of coupon payments and the ultimate principal repayment.

We seek to take advantage of spread movements, or changes in yield differences, between Treasury STRIPS and non-Treasury zeros. Spreads tightened during the period (non-Treasury yields decreased and prices increased, relative to traditional Treasuries), due to the market’s preference for non-Treasury securities. In this climate, our positions in non-Treasury zeros, such as REFCORP (Resolution Funding Corporation), FNMA (Federal National Mortgage Association, or “Fannie Mae”), FHLMC (Federal Home Loan Mortgage Corporation, or “Freddie Mac”) and FICO (Financing Corporation) zeros, contributed positively to relative performance.

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

Target 2015

We continue to believe our non-Treasury zeros offer attractive long-term return potential, and we expect these securities will have a favorable impact on the portfolio’s anticipated value at maturity (AVM). By prospectus mandate, we may invest up to 20% of the portfolio’s assets in agency zero-coupon bonds. Our allocation to agency zeros at the end of March 2010 was approximately 16%, compared with 14% at the end of September 2009.

Outlook

Despite the strong economic rebound in the second half of calendar 2009, we believe the overall economy may remain relatively weak in the near term, due to the negative influences from high unemployment and a still-weak housing market. In this environment, we plan to maintain our focus on identifying the best relative values within the portfolio’s zero-coupon bond universe. We actively apply a multi-step process that includes security selection, portfolio construction and attribution analysis, while tracking long-term market trends to help us identify attractively priced securities.

Target 2015 is not an asset allocation retirement fund. The date refers to when the bonds will mature. The principal value of the fund is not guaranteed at any time, including at the target date. The fund’s Anticipated Value at Maturity (AVM—see next page), though not guaranteed, provides what we believe is an approximate estimate of the fund’s value at the target date.

Target 2015

Portfolio at a Glance
As of 3/31/10
Anticipated Growth Rate (Investor Class)	2.75%
Weighted Average Maturity Date	11/25/15
Anticipated Value at Maturity (AVM) (Investor Class)(1)	$114.36
(1) See graph below.
Past performance is no guarantee of future results. Even if class shares are held to maturity, there is no guarantee that the class’s share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Types of Investments in Portfolio
% of net assets
as of 3/31/10
Treasury STRIPS	34.0%
REFCORP STRIPS	39.0%
Other Treasuries	11.6%
Total Treasuries & Equivalents	84.6%
Government Agency STRIPS	15.6%
Temporary Cash Investments	0.3%
Other Assets and Liabilities	(0.5)%

The top line in the graph represents the class’s Anticipated Value at Maturity (AVM), which fluctuates from day to day based on the fund’s weighted average maturity date. The bottom line represents the class’s historical share price, which is managed to grow over time to reach the class’s AVM. The AVM for other share classes will vary due to differences in fee structure. While this graph demonstrates the class’s expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if shares are held to maturity, there is no guarantee that the class’s share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Performance

Target 2020

Total Returns as of March 31, 2010
				Average Annual Returns
	Ticker					Since	Inception
	Symbol	6 months(1)	1 year	5 years	10 years	Inception	Date
Investor Class	BTTTX	-2.18%	-3.84%	5.47%	7.75%	9.18%	12/29/89
11/15/20
STRIPS Issue	—	-2.12%	-3.99%	6.58%	8.16%	9.44%(2)	—
Bank of America/
Merrill Lynch
10+ Year US
Treasury Index(3)	—	-4.26%	-7.18%	5.31%	6.89%	8.04%(2)	—
Advisor Class	ACTEX	-2.31%	-4.09%	5.21%	7.49%	6.01%	10/19/98
(1)	Total returns for periods less than one year are not annualized.
(2)	Since 12/31/89, the date nearest the Investor Class’s inception for which data are available.
(3)	Data provided by Lipper Inc. – A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Target 2020

Total Annual Fund Operating Expenses
Investor Class	Advisor Class
0.57%	0.82%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Target 2020

Portfolio Managers: Brian Howell, Jim Platz, and Bob Gahagan

Performance Summary

Target 2020 returned -2.18%* for the six months ended March 31, 2010. By comparison, the fund’s benchmark, a coupon-based Treasury STRIPS Issue maturing on November 15, 2020, returned -2.12%. The fund’s returns are reduced by operating expenses, while benchmark returns are not.

Economic optimism generally characterized the six-month period, as investors grew more confident that the Great Recession was giving way to an economic recovery. This confidence inspired a return to the riskier segments of the fixed income market, which offer potentially higher yields and returns than Treasuries. In addition, investors began to grow leery of the surge in U.S. Treasury issuance in the wake of massive government spending and a record federal budget deficit. In this environment, traditional Treasury securities underperformed all other fixed-income sectors.

Overall, longer-term Treasury yields increased modestly during the six-month period, and the Treasury yield curve steepened. Treasury zero-coupon bonds (Treasury zeros) and other high-quality zeros, whose investment performance the portfolio seeks to mimic, have a higher degree of interest-rate sensitivity than coupon-paying bonds of similar maturities. In particular, the period’s rising-rate, steeper-yield-curve environment had a negative impact on the absolute performance of the portfolio and its benchmark. The portfolio’s small overweight to longer-term securities accounted for the portfolio’s slight underperformance relative to the benchmark.

Portfolio Strategy

We continued to look for what we believed were attractive relative values among the universe of zeros in which Target 2020 invests—primarily Treasury STRIPS and Treasury-equivalent zeros and, to a lesser degree, government agency zeros. These securities are “stripped” and packaged into their component parts, including the series of coupon payments and the ultimate principal repayment.

We also attempted to take advantage of spread movements, or changes in yield differences, between Treasury STRIPS and non-Treasury zeros, such as REFCORP (Resolution Funding Corporation), FNMA (Federal National Mortgage Association, or “Fannie Mae”), FHLMC (Federal Home Loan Mortgage Corporation, or “Freddie Mac”), FICO (Financing Corporation) and TVA (Tennessee Valley Authority) zeros. Spreads on agency and Treasury-equivalent zeros remained under modest pressure during the first three months of the period (yields increased and prices decreased, relative to traditional Treasuries), due to the market uncertainty surrounding the Federal Reserve’s scheduled conclusion of its agency securities buyback program on March 31, 2010. Shorter-term spreads recovered somewhat in the final three months of the period, primarily due to the U.S. Treasury’s announcement in late December 2009 that it would increase support from $200 billion each to Fannie Mae and Freddie Mac to $200 billion plus any additional losses through 2012.

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

Target 2020

We continue to believe our non-Treasury zeros offer attractive long-term return potential, and we expect these securities will have a favorable impact on the portfolio’s anticipated value at maturity (AVM). By prospectus mandate, we may invest up to 20% of the portfolio’s assets in agency zeros. Our allocation to agency zeros at the end of March 2010 was approximately 12%, compared with 11% at the end of September 2009.

Outlook

Despite the strong economic rebound in the second half of calendar 2009, we believe the overall economy may remain relatively weak in the near term, due to the negative influences from high unemployment and a still-weak housing market. In this environment, we plan to maintain our focus on identifying the best relative values within the portfolio’s zero-coupon bond universe. We actively apply a multi-step process that includes security selection, portfolio construction and attribution analysis, while tracking long-term market trends to help us identify attractively priced securities.

Target 2020 is not an asset allocation retirement fund. The date refers to when the bonds will mature. The principal value of the fund is not guaranteed at any time, including at the target date. The fund’s Anticipated Value at Maturity (AVM—see next page), though not guaranteed, provides what we believe is an approximate estimate of the fund’s value at the target date.

Target 2020

Portfolio at a Glance
As of 3/31/10
Anticipated Growth Rate (Investor Class)	4.05%
Weighted Average Maturity Date	10/8/20
Anticipated Value at Maturity (AVM) (Investor Class)(1)	$108.55
(1) See graph below.
Past performance is no guarantee of future results. Even if class shares are held to maturity, there is no guarantee that the class’s share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Types of Investments in Portfolio
% of net assets
as of 3/31/10
Treasury STRIPS	36.7%
REFCORP STRIPS	44.2%
Other Treasuries	7.2%
Total Treasuries & Equivalents	88.1%
Government Agency STRIPS	9.4%
Other Government Agencies	2.4%
Total Government Agencies	11.8%
Temporary Cash Investments	0.3%
Other Assets and Liabilities	(0.2)%

The top line in the graph represents the class’s Anticipated Value at Maturity (AVM), which fluctuates from day to day based on the fund’s weighted average maturity date. The bottom line represents the class’s historical share price, which is managed to grow over time to reach the class’s AVM. The AVM for other share classes will vary due to differences in fee structure. While this graph demonstrates the class’s expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if shares are held to maturity, there is no guarantee that the class’s share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Performance

Target 2025

Total Returns as of March 31, 2010
				Average Annual Returns
	Ticker					Since	Inception
	Symbol	6 months(1)	1 year	5 years	10 years	Inception	Date
Investor Class	BTTRX	-5.50%	-9.30%	4.13%	7.04%	7.87%	2/15/96
Fund benchmark(2)	—	-5.14%	-11.06%	5.77%	7.80%	8.72%(3)	—
Bank of America/
Merrill Lynch
10+ Year US
Treasury Index(4)	—	-4.26%	-7.18%	5.31%	6.89%	7.05%(3)	—
Advisor Class	ACTVX	-5.64%	-9.55%	3.86%	6.77%	6.31%	6/1/98
(1)	Total returns for periods less than one year are not annualized.
(2)	The Investor Class benchmark was an 8/15/25 STRIPS Issue from inception through January 1998, when it was changed to an 11/15/25
STRIPS Issue. The Advisor Class benchmark has been an 11/15/25 STRIPS Issue since the class’s inception.
(3)	Since 2/29/96, the date nearest the Investor Class’s inception for which data are available.
(4)	Data provided by Lipper Inc. – A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Target 2025

Total Annual Fund Operating Expenses
Investor Class	Advisor Class
0.57%	0.82%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Target 2025

Portfolio Managers: Brian Howell, Jim Platz, and Bob Gahagan

Performance Summary

Target 2025 returned -5.50%* for the six months ended March 31, 2010. By comparison, the fund’s benchmark, a coupon-based Treasury STRIPS Issue maturing on November 15, 2025, returned -5.14%. The fund’s returns are reduced by operating expenses, while benchmark returns are not.

Economic optimism generally characterized the six-month period, as investors grew more confident that the Great Recession was giving way to an economic recovery. This confidence inspired a return to the riskier segments of the fixed income market, which offer potentially higher yields and returns than Treasuries. In addition, investors began to grow leery of the surge in U.S. Treasury issuance in the wake of massive government spending and a record federal budget deficit. In this environment, traditional Treasury securities underperformed all other fixed-income sectors.

Overall, longer-term Treasury yields increased modestly during the six-month period, and the Treasury yield curve steepened. Treasury zero-coupon bonds (Treasury zeros) and other high-quality zeros, whose investment performance the portfolio seeks to mimic, have a higher degree of interest-rate sensitivity than coupon-paying bonds of similar maturities. In particular, the period’s rising-rate, steeper-yield-curve environment had a negative impact on the absolute returns of the portfolio and its benchmark. The portfolio’s modest overweight in longer-term Treasury zeros, combined with slightly lagging results among the portfolio’s non-Treasury zeros, accounted for the portfolio’s underperformance relative to the benchmark.

Portfolio Strategy

We continued to look for what we believed were attractive relative values among the universe of zeros in which Target 2025 invests—primarily Treasury STRIPS and Treasury-equivalent zeros and, to a lesser degree, government agency zeros. These securities are “stripped” and packaged into their component parts, including the series of coupon payments and the ultimate principal repayment.

We also attempted to take advantage of spread movements, or changes in yield differences, between Treasury STRIPS and non-Treasury zeros, such as REFCORP (Resolution Funding Corporation), FNMA (Federal National Mortgage Association, or “Fannie Mae”), FHLMC (Federal Home Loan Mortgage Corporation, or “Freddie Mac”), and TVA (Tennessee Valley Authority) zeros. Spreads on agency and Treasury-equivalent zeros remained under modest pressure during the first three months of the period (yields increased and prices decreased, relative to traditional Treasuries), due to the market uncertainty surrounding the Federal Reserve’s scheduled conclusion of its agency securities buyback program on March 31, 2010. Shorter-term spreads recovered somewhat in the final three months of the period, primarily due to the U.S. Treasury’s announcement in late December 2009 that it would increase support from $200 billion each to Fannie Mae and Freddie Mac to $200 billion plus any additional losses through 2012.

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

Target 2025

We continue to believe our non-Treasury zeros offer attractive long-term return potential, and we expect these securities will have a favorable impact on the portfolio’s anticipated value at maturity (AVM). By prospectus mandate, we may invest up to 20% of the portfolio’s assets in agency zeros. Our allocation to agency zeros at the end of March 2010 was approximately 14%, compared with 13% at the end of September 2009.

Outlook

Despite the strong economic rebound in the second half of calendar 2009, we believe the overall economy may remain relatively weak in the near term, due to the negative influences from high unemployment and a still-weak housing market. In this environment, we plan to maintain our focus on identifying the best relative values within the portfolio’s zero-coupon bond universe. We actively apply a multi-step process that includes security selection, portfolio construction and attribution analysis, while tracking long-term market trends to help us identify attractively priced securities.

Target 2025 is not an asset allocation retirement fund. The date refers to when the bonds will mature. The principal value of the fund is not guaranteed at any time, including at the target date. The fund’s Anticipated Value at Maturity (AVM—see next page), though not guaranteed, provides what we believe is an approximate estimate of the fund’s value at the target date.

Target 2025

Portfolio at a Glance
As of 3/31/10
Anticipated Growth Rate (Investor Class)	4.59%
Weighted Average Maturity Date	10/3/25
Anticipated Value at Maturity (AVM) (Investor Class)(1)	$117.00
(1) See graph below.
Past performance is no guarantee of future results. Even if class shares are held to maturity, there is no guarantee that the class’s share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Types of Investments in Portfolio
% of net assets
as of 3/31/10
Treasury STRIPS	36.2%
REFCORP STRIPS	50.1%
Total Treasuries & Equivalents	86.3%
Government Agency STRIPS	13.5%
Temporary Cash Investments	0.4%
Other Assets and Liabilities	(0.2)%

The top line in the graph represents the class’s Anticipated Value at Maturity (AVM), which fluctuates from day to day based on the fund’s weighted average maturity date. The bottom line represents the class’s historical share price, which is managed to grow over time to reach the class’s AVM. The AVM for other share classes will vary due to differences in fee structure. While this graph demonstrates the class’s expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if shares are held to maturity, there is no guarantee that the class’s share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2009 to March 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Annualized
	10/1/09	3/31/10	10/1/09 – 3/31/10*	Expense Ratio*
Target 2010
Actual
Investor Class	$1,000	$1,002.80	$2.80	0.56%
Advisor Class	$1,000	$1,001.40	$4.04	0.81%
Hypothetical
Investor Class	$1,000	$1,022.14	$2.82	0.56%
Advisor Class	$1,000	$1,020.89	$4.08	0.81%
Target 2015
Actual
Investor Class	$1,000	$1,014.20	$2.81	0.56%
Advisor Class	$1,000	$1,012.90	$4.06	0.81%
Hypothetical
Investor Class	$1,000	$1,022.14	$2.82	0.56%
Advisor Class	$1,000	$1,020.89	$4.08	0.81%
Target 2020
Actual
Investor Class	$1,000	$978.20	$2.76	0.56%
Advisor Class	$1,000	$976.90	$3.99	0.81%
Hypothetical
Investor Class	$1,000	$1,022.14	$2.82	0.56%
Advisor Class	$1,000	$1,020.89	$4.08	0.81%
Target 2025
Actual
Investor Class	$1,000	$945.00	$2.72	0.56%
Advisor Class	$1,000	$943.60	$3.93	0.81%
Hypothetical
Investor Class	$1,000	$1,022.14	$2.82	0.56%
Advisor Class	$1,000	$1,020.89	$4.08	0.81%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

Target 2010

MARCH 31, 2010 (UNAUDITED)
	Principal			Principal
	Amount	Value		Amount/
Short-Term Investments(1) — 47.0%				Shares	Value
U.S. Treasury Bills,			Zero-Coupon U.S. Government
0.11%, 4/22/10	$ 2,000,000	$ 1,999,824	Agency Securities(2) — 14.0%
FFCB Discount Notes,			FICO STRIPS – COUPON,
0.44%, 7/9/10	2,000,000	1,999,064	4.27%, 4/6/10	$ 3,244,000	$ 3,243,568
U.S. Treasury Bills,			Government Trust
0.18%, 8/26/10	14,800,000	14,787,909	Certificates,2.83%, 5/15/10	7,552,000	7,542,258
FHLB Discount Notes,			FICO STRIPS – COUPON,
0.40%, 9/15/10	4,000,000	3,995,548	6.09%, 5/30/10	2,805,000	2,800,557
U.S. Treasury Bills,			FICO STRIPS – COUPON,
0.001%, 9/23/10	4,200,000	4,195,405	5.01%, 9/26/10	2,000,000	1,989,514
U.S. Treasury Bills,			FICO STRIPS – COUPON,
0.23%, 11/18/10	58,500,000	58,404,294	4.42%, 10/6/10	2,800,000	2,784,278
TOTAL SHORT-TERM INVESTMENTS			FICO STRIPS – COUPON,
(Cost $85,387,590)		85,382,044	6.11%, 11/11/10	7,000,000	6,951,070
Zero-Coupon U.S. Treasury Securities			TOTAL ZERO-COUPON U.S.
and Equivalents(2) — 38.9%			GOVERNMENT AGENCY SECURITIES
			(Cost $24,983,940)		25,311,245
STRIPS – PRINCIPAL,
1.65%, 8/15/10	18,500,000	18,484,275	Temporary Cash Investments — 0.4%
STRIPS – PRINCIPAL,			FHLB Discount Notes,
5.09%, 8/15/10	2,000,000	1,997,966	0.001%, 4/1/10(1)	766,000	766,000
REFCORP STRIPS –			JPMorgan 100% U.S.
COUPON, 5.21%, 10/15/10	4,364,000	4,347,089	Treasury Securities Money
STRIPS – COUPON,			Market Fund Agency Shares	519	519
1.37%, 11/15/10	22,000,000	21,951,226	TOTAL TEMPORARY
			CASH INVESTMENTS
STRIPS – COUPON,			(Cost $766,519)		766,519
2.94%, 2/15/11	14,810,000	14,757,188
			TOTAL INVESTMENT
STRIPS – PRINCIPAL,			SECURITIES — 100.3%
4.58%, 2/15/11	1,000,000	996,534	(Cost $180,752,203)		182,136,145
STRIPS – COUPON,			OTHER ASSETS AND
3.87%, 8/15/11	8,215,000	8,142,059	LIABILITIES — (0.3)%		(501,680)
TOTAL ZERO-COUPON U.S. TREASURY			TOTAL NET ASSETS — 100.0%		$181,634,465
SECURITIES AND EQUIVALENTS
(Cost $69,614,154)		70,676,337

Notes to Schedule of Investments
Equivalents = Security whose principal payments are secured by U.S. Treasury
FFCB = Federal Farm Credit Bank
FHLB = Federal Home Loan Bank
FICO = Financing Corporation
REFCORP = Resolution Funding Corporation
STRIPS = Separate Trading of Registered Interest and Principal of Securities
(1) The rate indicated is the yield to maturity at purchase.
(2) The rate indicated is the yield to maturity at purchase. These securities are issued at a substantial discount from their value at maturity.

See Notes to Financial Statements.

Target 2015

MARCH 31, 2010 (UNAUDITED)
	Principal			Principal
	Amount	Value		Amount	Value
Zero-Coupon U.S. Treasury Securities			STRIPS – PRINCIPAL,
			4.74%, 11/15/16	$ 2,000,000	$ 1,609,214
and Equivalents(1) — 84.6%
			TOTAL ZERO-COUPON U.S. TREASURY
Federal Judiciary,			SECURITIES AND EQUIVALENTS
4.94%, 2/15/14	$ 51,000	$ 45,427	(Cost $216,590,592)		245,224,849
TVA STRIPS – COUPON,			Zero-Coupon U.S. Government
4.97%, 5/1/14	150,000	133,145
Federal Judiciary,			Agency Securities(1) — 15.6%
4.78%, 2/15/15	5,485,000	4,627,234	FICO STRIPS – COUPON,
STRIPS – COUPON,			5.00%, 4/6/14	3,570,000	3,157,415
4.20%, 2/15/15	9,650,000	8,500,174	FICO STRIPS – COUPON,
AID (Israel), 4.72%, 5/1/15	10,000,000	8,530,610	5.08%, 5/2/14	96,000	84,601
AID (Israel), 4.72%, 5/15/15	2,350,000	2,000,940	FICO STRIPS – COUPON,
STRIPS – COUPON,			5.08%, 5/30/14	3,821,000	3,354,567
3.63%, 5/15/15	17,158,000	14,952,631	FICO STRIPS – COUPON,
REFCORP STRIPS –			4.97%, 10/5/14	22,000	18,994
COUPON, 9.53%, 7/15/15	32,279,000	27,293,960	FHLMC STRIPS – COUPON,
AID (Israel), 4.10%, 8/15/15	15,000,000	12,582,660	4.94%, 11/24/14	5,000,000	4,293,045
			FICO STRIPS – COUPON,
Federal Judiciary,			5.00%, 11/30/14	180,000	154,179
4.78%, 8/15/15	7,021,000	5,754,292
			FICO STRIPS – COUPON,
STRIPS – COUPON,			5.13%, 2/8/15	136,000	115,115
9.56%, 8/15/15	2,428,000	2,086,893
			FICO STRIPS – COUPON,
STRIPS – PRINCIPAL,			6.78%, 2/8/15	7,681,000	6,501,467
3.37%, 8/15/15	6,000,000	5,158,428
			FICO STRIPS – COUPON,
REFCORP STRIPS –			4.98%, 4/6/15	3,038,000	2,550,687
COUPON, 7.42%, 10/15/15	31,598,000	26,355,702
			FICO STRIPS – COUPON,
TVA STRIPS – COUPON,			5.76%, 4/6/15	1,017,000	853,867
4.30%, 11/1/15	4,000,000	3,270,128
			FNMA STRIPS – COUPON,
STRIPS – COUPON,			5.46%, 7/15/15	2,337,000	1,941,231
4.22%, 11/15/15	18,231,000	15,475,457
			FHLMC STRIPS – COUPON,
STRIPS – PRINCIPAL,			4.28%, 9/15/15	3,500,000	2,877,857
3.40%, 11/15/15	18,250,000	15,497,590
			FICO STRIPS – COUPON,
REFCORP STRIPS –			5.47%, 11/2/15	52,000	42,203
COUPON, 5.15%, 1/15/16	4,159,000	3,422,412
			FICO STRIPS – COUPON,
Federal Judiciary,			5.77%, 11/11/15	2,000,000	1,620,818
5.42%, 2/15/16	10,000	7,955
			FNMA STRIPS – COUPON,
STRIPS – COUPON,			3.44%, 11/15/15	3,000,000	2,445,963
8.64%, 2/15/16	6,500,000	5,446,207
			FICO STRIPS – COUPON,
STRIPS – PRINCIPAL,			5.16%, 12/6/15	190,000	153,348
3.68%, 2/15/16	2,500,000	2,097,120
			FICO STRIPS – COUPON,
STRIPS – COUPON,			4.70%, 12/27/15	5,125,000	4,122,012
4.53%, 5/15/16	12,200,000	10,088,082
			FICO STRIPS – COUPON,
REFCORP STRIPS –			6.42%, 6/6/16	5,000,000	3,916,395
COUPON, 8.23%, 7/15/16	28,091,000	22,438,613
			FNMA STRIPS – COUPON,
STRIPS – COUPON,			4.29%, 11/15/16	9,250,000	7,106,322
4.42%, 8/15/16	11,000,000	8,952,757
			TOTAL ZERO-COUPON U.S.
REFCORP STRIPS –			GOVERNMENT AGENCY SECURITIES
COUPON, 9.38%, 10/15/16	42,742,000	33,667,617	(Cost $41,992,433)		45,310,086
STRIPS – COUPON,
3.75%, 11/15/16	6,500,000	5,229,601

Target 2015

	Principal
	Amount/
	Shares	Value
Temporary Cash Investments — 0.3%
FHLB Discount Notes,
0.001%, 4/1/10(2)	$ 949,000	$ 949,000
JPMorgan 100% U.S.
Treasury Securities Money
Market Fund Agency Shares	51	51
TOTAL TEMPORARY
CASH INVESTMENTS
(Cost $949,051)		949,051
TOTAL INVESTMENT
SECURITIES — 100.5%
(Cost $259,532,076)		291,483,986
OTHER ASSETS AND
LIABILITIES — (0.5)%		(1,489,182)
TOTAL NET ASSETS — 100.0%		$289,994,804

Notes to Schedule of Investments
AID = Agency for International Development
Equivalents = Security whose principal payments are secured by U.S. Treasury
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FICO = Financing Corporation
FNMA = Federal National Mortgage Association
REFCORP = Resolution Funding Corporation
STRIPS = Separate Trading of Registered Interest and Principal of Securities
TVA = Tennessee Valley Authority
(1) The rate indicated is the yield to maturity at purchase. These securities are issued at a substantial discount from their value at maturity.
(2) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

Target 2020

MARCH 31, 2010 (UNAUDITED)
	Principal			Principal
	Amount	Value		Amount/
				Shares	Value
Zero-Coupon U.S. Treasury Securities			STRIPS – COUPON,
and Equivalents(1) — 88.1%			4.94%, 8/15/21	$13,000,000	$ 7,877,324
REFCORP STRIPS –			STRIPS – PRINCIPAL,
COUPON, 6.36%, 1/15/19	$ 7,000,000	$ 4,794,447	3.94%, 8/15/21	4,500,000	2,739,537
Federal Judiciary,			STRIPS – COUPON,
5.27%, 2/15/19	306,000	199,570	4.67%, 11/15/21	8,000,000	4,773,280
REFCORP STRIPS –			STRIPS – PRINCIPAL,
COUPON, 4.61%, 4/15/19	5,059,000	3,405,835	3.75%, 11/15/21	15,775,000	9,451,986
Federal Judiciary,			TOTAL ZERO-COUPON U.S. TREASURY
5.67%, 8/15/19	339,000	213,162	SECURITIES AND EQUIVALENTS
REFCORP STRIPS –			(Cost $140,489,138)		159,947,024
COUPON, 5.00%, 10/15/19	630,000	409,926	Zero-Coupon U.S. Government
REFCORP STRIPS –			Agency Securities(1) — 11.8%
PRINCIPAL, 5.01%,
10/15/19	6,500,000	4,235,744	FICO STRIPS – PRINCIPAL,
REFCORP STRIPS –			5.81%, 4/5/19	535,000	352,094
COUPON, 8.53%, 1/15/20	14,674,000	9,381,881	TVA STRIPS – COUPON,
REFCORP STRIPS –			5.66%, 5/1/19	11,000	7,177
COUPON, 6.35%, 4/15/20	7,299,000	4,581,028	FICO STRIPS – PRINCIPAL,
AID (Israel), 4.62%, 5/1/20	15,000,000	9,374,850	4.64%, 9/26/19	5,700,000	3,633,585
AID (Israel), 5.91%, 5/15/20	396,000	246,810	TVA STRIPS – COUPON,
REFCORP STRIPS –			5.70%, 11/1/19	9,000	5,684
COUPON, 8.41%, 7/15/20	25,918,000	16,003,613	FHLMC STRIPS – COUPON,
REFCORP STRIPS –			6.30%, 1/15/20	6,250,000	3,897,700
PRINCIPAL, 6.52%, 7/15/20	26,144,000	16,201,698	FNMA STRIPS – COUPON,
Federal Judiciary,			4.95%, 7/15/20	10,000,000	6,030,030
6.19%, 8/15/20	115,000	67,489	Government Trust
STRIPS – COUPON,			Certificates, 5.76%, 4/1/21	7,683,000	4,332,021
4.81%, 8/15/20	2,500,000	1,607,217	FHLMC STRIPS – COUPON,
REFCORP STRIPS –			5.39%, 9/15/21	5,727,000	3,192,722
PRINCIPAL, 5.76%,			TOTAL ZERO-COUPON U.S.
10/15/20	5,000,000	3,053,890	GOVERNMENT AGENCY SECURITIES
STRIPS – COUPON,			(Cost $20,626,388)		21,451,013
7.41%, 11/15/20	7,307,000	4,637,680	Temporary Cash Investments — 0.3%
REFCORP STRIPS –			FHLB Discount Notes,
COUPON, 8.45%, 1/15/21	16,789,000	10,071,973	0.001%, 4/1/10(2)	525,000	525,000
REFCORP STRIPS –			JPMorgan 100% U.S.
PRINCIPAL, 6.00%, 1/15/21	13,535,000	8,153,552	Treasury Securities Money
Federal Judiciary,			Market Fund Agency Shares	291	291
5.75%, 2/15/21	110,000	62,611	TOTAL TEMPORARY
STRIPS – COUPON,			CASH INVESTMENTS
4.91%, 2/15/21	22,688,000	14,208,746	(Cost $525,291)		525,291
STRIPS – PRINCIPAL,			TOTAL INVESTMENT
4.09%, 2/15/21	11,000,000	6,919,066	SECURITIES — 100.2%
AID (Israel), 4.40%,			(Cost $161,640,817)		181,923,328
5/15/21	5,000,000	2,924,740	OTHER ASSETS AND
STRIPS – COUPON,			LIABILITIES — (0.2)%		(351,749)
6.05%, 5/15/21	10,000,000	6,160,670	TOTAL NET ASSETS — 100.0%		$181,571,579
STRIPS – PRINCIPAL,
5.22%, 5/15/21	13,250,000	8,188,699

Target 2020

Notes to Schedule of Investments
AID = Agency for International Development
Equivalent = Security whose principal payments are secured by the U.S. Treasury
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FICO = Financing Corporation
FNMA = Federal National Mortgage Association
REFCORP = Resolution Funding Corporation
STRIPS = Separate Trading of Registered Interest and Principal of Securities
TVA = Tennessee Valley Authority
(1) The rate indicated is the yield to maturity at purchase. These securities are issued at a substantial discount from their value at maturity.
(2) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

Target 2025

MARCH 31, 2010 (UNAUDITED)
	Principal			Principal
	Amount	Value		Amount/
Zero-Coupon U.S. Treasury Securities				Shares	Value
and Equivalents(1) — 86.3%			Zero-Coupon U.S. Government
			Agency Securities(1) — 13.5%
REFCORP STRIPS –
COUPON, 6.56%, 1/15/24	$ 4,650,000	$ 2,302,280	FNMA STRIPS – COUPON,
REFCORP STRIPS –			6.14%, 4/8/24	$ 10,000	$ 4,744
COUPON, 6.66%, 4/15/24	1,560,000	759,534	TVA STRIPS – COUPON,
REFCORP STRIPS –			6.58%, 5/1/24	1,000,000	467,802
COUPON, 4.99%, 7/15/24	6,926,000	3,316,744	FHLMC STRIPS – COUPON,
REFCORP STRIPS –			5.45%, 9/15/24	42,000	19,207
COUPON, 5.41%, 10/15/24	12,184,000	5,740,735	FNMA STRIPS – COUPON,
REFCORP STRIPS –			5.30%, 1/15/25	247,000	111,314
COUPON, 6.37%, 1/15/25	24,097,000	11,177,658	FHLMC STRIPS – COUPON,
STRIPS – COUPON,			5.06%, 3/15/25	5,342,000	2,365,165
6.21%, 2/15/25	2,000,000	985,208	FHLMC STRIPS – COUPON,
REFCORP STRIPS –			5.18%, 3/15/25	8,593,000	3,804,181
COUPON, 6.56%, 4/15/25	23,013,000	10,510,912	FNMA STRIPS – COUPON,
STRIPS – COUPON,			5.11%, 5/15/25	1,838,000	801,079
6.07%, 5/15/25	4,000,000	1,942,224	FHLMC STRIPS – COUPON,
REFCORP STRIPS –			5.05%, 9/15/25	7,162,000	3,076,466
COUPON, 6.14%, 7/15/25	20,000,000	9,009,720	FHLMC STRIPS – COUPON,
STRIPS – COUPON,			5.13%, 9/15/25	5,184,000	2,226,808
4.52%, 8/15/25	7,000,000	3,359,041	TVA STRIPS – COUPON,
STRIPS – COUPON,			6.08%, 11/1/25	1,162,000	493,171
5.39%, 11/15/25	23,000,000	10,862,670	TVA STRIPS – PRINCIPAL,
STRIPS – COUPON,			5.70%, 11/1/25	9,188,000	3,952,751
4.96%, 2/15/26	28,299,000	13,209,945	FHLMC STRIPS – COUPON,
STRIPS – PRINCIPAL,			5.35%, 12/11/25	5,000,000	2,114,510
3.68%, 2/15/26	6,750,000	3,192,676	FNMA STRIPS – COUPON,
REFCORP STRIPS –			5.10%, 1/15/26	841,000	356,571
COUPON, 6.34%, 4/15/26	42,941,000	18,506,712	TOTAL ZERO-COUPON U.S.
STRIPS – COUPON,			GOVERNMENT AGENCY SECURITIES
5.30%, 5/15/26	16,991,000	7,819,530	(Cost $20,401,818)		19,793,769
REFCORP STRIPS –			Temporary Cash Investments — 0.4%
COUPON, 7.30%, 7/15/26	29,127,000	12,376,354	FHLB Discount Notes,
STRIPS – COUPON,			0.001%, 4/1/10(2)	583,000	583,000
5.64%, 8/15/26	9,100,000	4,135,886	JPMorgan 100% U.S.
STRIPS – COUPON,			Treasury Securities Money
5.15%, 11/15/26	12,000,000	5,375,532	Market Fund Agency Shares	292	292
STRIPS – PRINCIPAL,			TOTAL TEMPORARY
3.31%, 11/15/26	5,000,000	2,269,075	CASH INVESTMENTS
TOTAL ZERO-COUPON U.S. TREASURY			(Cost $583,292)		583,292
SECURITIES AND EQUIVALENTS			TOTAL INVESTMENT
(Cost $115,046,755)		126,852,436	SECURITIES — 100.2%
			(Cost $136,031,865)		147,229,497
			OTHER ASSETS AND
			LIABILITIES — (0.2)%		(355,795)
			TOTAL NET ASSETS — 100.0%		$146,873,702

Target 2025

Notes to Schedule of Investments
Equivalent = Security whose principal payments are secured by the U.S. Treasury
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
REFCORP = Resolution Funding Corporation
STRIPS = Separate Trading of Registered Interest and Principal of Securities
TVA = Tennessee Valley Authority
(1) The rate indicated is the yield to maturity at purchase. These securities are issued at a substantial discount from their value at maturity.
(2) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2010 (UNAUDITED)
	Target 2010	Target 2015	Target 2020	Target 2025
Assets
Investment securities, at value (cost of
$180,752,203, $259,532,076, $161,640,817
and $136,031,865, respectively)	$182,136,145	$291,483,986	$181,923,328	$147,229,497
Receivable for investments sold	4,226,900	—	—	—
Receivable for capital shares sold	5,412	187,476	45,473	136,695
	186,368,457	291,671,462	181,968,801	147,366,192

Liabilities
Payable for investments purchased	4,195,406	—	—	—
Payable for capital shares redeemed	449,954	1,535,332	307,536	418,754
Accrued management fees	87,019	138,427	87,452	72,450
Distribution and service fees payable	1,613	2,899	2,234	1,286
	4,733,992	1,676,658	397,222	492,490

Net Assets	$181,634,465	$289,994,804	$181,571,579	$146,873,702

Net Assets Consist of:
Capital paid in	$175,528,112	$252,234,461	$159,327,795	$135,649,717
Undistributed net investment income	1,141,144	2,884,959	1,953,028	1,754,394
Accumulated undistributed net realized
gain (loss) on investment transactions	3,581,267	2,923,474	8,245	(1,728,041)
Net unrealized appreciation on investments	1,383,942	31,951,910	20,282,511	11,197,632
	$181,634,465	$289,994,804	$181,571,579	$146,873,702

Investor Class
Net assets	$174,287,796	$276,480,367	$171,795,174	$140,965,223
Shares outstanding	1,649,085	2,822,065	2,413,214	2,435,387
Net asset value per share	$105.69	$97.97	$71.19	$57.88

Advisor Class
Net assets	$7,346,669	$13,514,437	$9,776,405	$5,908,479
Shares outstanding	71,464	141,640	141,181	105,070
Net asset value per share	$102.80	$95.41	$69.25	$56.23

See Notes to Financial Statements.

Statement of Operations

FOR THE SIX MONTHS ENDED MARCH 31, 2010 (UNAUDITED)
	Target 2010	Target 2015	Target 2020	Target 2025
Investment Income (Loss)
Income:
Interest	$ 3,268,747	$ 6,810,552	$ 4,579,328	$ 3,832,170

Expenses:
Management fees	546,841	825,332	530,541	432,654
Distribution and service fees	11,142	20,719	13,575	8,102
Trustees’ fees and expenses	7,535	11,351	7,252	5,949
	565,518	857,402	551,368	446,705

Net investment income (loss)	2,703,229	5,953,150	4,027,960	3,385,465

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on
investment transactions	3,760,535	6,914,958	469,165	(986,234)
Change in net unrealized appreciation
(depreciation) on investments	(5,916,486)	(8,751,952)	(8,912,413)	(11,464,187)
Net realized and
unrealized gain (loss)	(2,155,951)	(1,836,994)	(8,443,248)	(12,450,421)

Net Increase (Decrease) in Net Assets
Resulting from Operations	$ 547,278	$ 4,116,156	$(4,415,288)	$ (9,064,956)

See Notes to Financial Statements.

Statement of Changes in Net Assets

SIX MONTHS ENDED MARCH 31, 2010 (UNAUDITED) AND YEAR ENDED SEPTEMBER 30, 2009
	Target 2010		Target 2015
Increase (Decrease) in Net Assets	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 2,703,229	$ 8,301,094	$ 5,953,150	$ 13,574,154
Net realized gain (loss)	3,760,535	3,338,475	6,914,958	8,704,206
Change in net unrealized
appreciation (depreciation)	(5,916,486)	(4,119,585)	(8,751,952)	134,891
Net increase (decrease) in net assets
resulting from operations	547,278	7,519,984	4,116,156	22,413,251

Distributions to Shareholders
From net investment income:
Investor Class	(7,128,227)	(9,255,977)	(12,227,501)	(12,321,327)
Advisor Class	(329,135)	(641,062)	(755,343)	(1,406,248)
From net realized gains:
Investor Class	(3,272,681)	(3,770,363)	(11,654,758)	(3,830,522)
Advisor Class	(161,902)	(281,426)	(764,531)	(467,596)
Decrease in net assets from distributions	(10,891,945)	(13,948,828)	(25,402,133)	(18,025,693)

Capital Share Transactions
Net increase (decrease) in net assets
from capital share transactions	(21,676,775)	(35,952,404)	(4,374,527)	(43,049,214)

Net increase (decrease) in net assets	(32,021,442)	(42,381,248)	(25,660,504)	(38,661,656)

Net Assets
Beginning of period	213,655,907	256,037,155	315,655,308	354,316,964
End of period	$181,634,465	$213,655,907	$289,994,804	$315,655,308

Undistributed net investment income	$1,141,144	$5,895,277	$2,884,959	$9,914,653

See Notes to Financial Statements.

SIX MONTHS ENDED MARCH 31, 2010 (UNAUDITED) AND YEAR ENDED SEPTEMBER 30, 2009
	Target 2020		Target 2025
Increase (Decrease) in Net Assets	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 4,027,960	$ 8,410,156	$ 3,385,465	$ 8,008,766
Net realized gain (loss)	469,165	8,882,356	(986,234)	22,162,113
Change in net unrealized
appreciation (depreciation)	(8,912,413)	1,105,130	(11,464,187)	(13,054,836)
Net increase (decrease) in net assets
resulting from operations	(4,415,288)	18,397,642	(9,064,956)	17,116,043

Distributions to Shareholders
From net investment income:
Investor Class	(7,632,990)	(9,748,708)	(6,797,350)	(10,195,444)
Advisor Class	(435,704)	(853,504)	(294,095)	(707,731)
From net realized gains:
Investor Class	(8,729,237)	(7,284,020)	(12,240,235)	—
Advisor Class	(529,850)	(672,599)	(560,145)	—
Decrease in net assets from distributions	(17,327,781)	(18,558,831)	(19,891,825)	(10,903,175)

Capital Share Transactions
Net increase (decrease) in net assets
from capital share transactions	10,250,584	(51,241,563)	16,140,021	(113,688,207)

Net increase (decrease) in net assets	(11,492,485)	(51,402,752)	(12,816,760)	(107,475,339)

Net Assets
Beginning of period	193,064,064	244,466,816	159,690,462	267,165,801
End of period	$181,571,579	$193,064,064	$146,873,702	$ 159,690,462

Undistributed net investment income	$1,953,028	$5,993,762	$1,754,394	$5,460,374

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Target Maturities Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The trust is composed of the following series: Target 2010 Fund (Target 2010), Target 2015 Fund (Target 2015), Target 2020 Fund (Target 2020), and Target 2025 Fund (Target 2025) (collectively, the funds). The funds are diversified under the 1940 Act. Each fund seeks to provide the highest return consistent with investment in U.S. Treasury securities and their equivalents and may invest up to 20% of its assets in AAA-rated zero-coupon U.S. government agency securities. Each fund will be liquidated near the end of its target maturity year. The following is a summary of the funds’ significant accounting policies.

Multiple Class — The funds are authorized to issue the Investor Class and the Advisor Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the funds represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

Security Valuations — Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the most recent bid prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Investments in open-end management investment companies are valued at the reported net asset value. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund’s net asset value.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Reverse Share Splits — The trustees may authorize reverse share splits immediately after and of a size that exactly offsets the per-share amount of the annual dividend and capital gain distribution, if any. After taking into account the reverse share split, a shareholder reinvesting dividends and capital gain distributions will hold exactly the same number of shares owned prior to the distributions and reverse share split. A shareholder electing to receive dividends in cash will own fewer shares.

Indemnifications — Under the trust‘s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

On April 1, 2010, the Board of Trustees approved a plan of liquidation for Target 2010. Effective September 1, 2010, Target 2010 will close to new investments from existing shareholders. The liquidation date of the fund is September 24, 2010.

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the funds, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2425% to 0.3600% and the rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class and Advisor Class. The effective annual management fee for each class of the funds for the six months ended March 31, 2010 was 0.56%.

Distribution and Service Fees — The Board of Trustees has adopted a Master Distribution and Individual Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on the Advisor Class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the six months ended March 31, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The funds have a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the funds. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Investment transactions, excluding short-term investments, for the six months ended March 31, 2010 were as follows:

	Target 2010	Target 2015	Target 2020	Target 2025
Purchases	$41,446,430	$57,803,701	$17,542,825	$22,734,635
Sales	$141,280,458	$88,312,328	$25,495,000	$27,238,040

4. Capital Share Transactions

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

	Six months ended March 31, 2010		Year ended September 30, 2009
	Shares	Amount	Shares	Amount

Target 2010
Investor Class
Sold	45,232	$ 4,775,824	940,564	$ 97,713,598
Issued in reinvestment of distributions	100,352	10,023,178	125,419	12,538,109
Redeemed	(316,082)	(33,372,628)	(1,380,752)	(144,384,382)
Reverse share split	(103,927)	—	(130,071)	—
	(274,425)	(18,573,626)	(444,840)	(34,132,675)
Advisor Class
Sold	3,650	371,151	128,716	13,096,322
Issued in reinvestment of distributions	3,993	388,664	7,973	779,005
Redeemed	(37,586)	(3,862,964)	(153,693)	(15,695,056)
Reverse share split	(5,026)	—	(9,359)	—
	(34,969)	(3,103,149)	(26,363)	(1,819,729)
Net increase (decrease)	(309,394)	$(21,676,775)	(471,203)	$ (35,952,404)

Target 2015
Investor Class
Sold	589,980	$ 57,780,058	1,351,557	$ 126,993,265
Issued in reinvestment of distributions	249,949	22,515,435	167,433	15,102,710
Redeemed	(821,203)	(80,098,012)	(1,820,787)	(170,443,028)
Reverse share split	(263,852)	—	(178,483)	—
	(245,126)	197,481	(480,280)	(28,347,053)
Advisor Class
Sold	17,919	1,701,327	124,651	11,308,049
Issued in reinvestment of distributions	13,599	1,194,519	16,691	1,473,228
Redeemed	(78,665)	(7,467,854)	(298,565)	(27,483,438)
Reverse share split	(16,994)	—	(21,001)	—
	(64,141)	(4,572,008)	(178,224)	(14,702,161)
Net increase (decrease)	(309,267)	$ (4,374,527)	(658,504)	$ (43,049,214)

	Six months ended March 31, 2010		Year ended September 30, 2009
	Shares	Amount	Shares	Amount

Target 2020
Investor Class
Sold	570,576	$ 41,304,551	1,107,317	$ 77,243,465
Issued in reinvestment of distributions	240,355	15,824,905	250,789	16,414,109
Redeemed	(640,369)	(46,055,039)	(2,020,889)	(139,349,494)
Reverse share split	(247,790)	—	(259,444)	—
	(77,228)	11,074,417	(922,227)	(45,691,920)
Advisor Class
Sold	18,655	1,304,952	81,286	5,445,925
Issued in reinvestment of distributions	12,803	820,822	19,188	1,226,323
Redeemed	(42,208)	(2,949,607)	(181,275)	(12,221,891)
Reverse share split	(14,861)	—	(23,486)	—
	(25,611)	(823,833)	(104,287)	(5,549,643)
Net increase (decrease)	(102,839)	$ 10,250,584	(1,026,514)	$ (51,241,563)

Target 2025
Investor Class
Sold	803,486	$ 47,323,395	1,953,836	$ 119,080,876
Issued in reinvestment of distributions	356,109	18,090,342	146,308	9,747,224
Redeemed	(833,311)	(48,762,073)	(3,517,607)	(216,781,893)
Reverse share split	(372,348)	—	(152,736)	—
	(46,064)	16,651,664	(1,570,199)	(87,953,793)
Advisor Class
Sold	9,740	558,136	59,242	3,635,699
Issued in reinvestment of distributions	14,393	710,007	7,922	515,147
Redeemed	(31,193)	(1,779,786)	(520,250)	(29,885,260)
Reverse share split	(16,936)	—	(10,761)	—
	(23,996)	(511,643)	(463,847)	(25,734,414)
Net increase (decrease)	(70,060)	$ 16,140,021	(2,034,046)	$(113,688,207)

5. Fair Value Measurements

The funds’ securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the funds’ securities as of March 31, 2010. The Schedule of Investments provides additional details on the funds’ portfolio holdings.

	Level 1	Level 2	Level 3

Target 2010
Investment Securities
Short-Term Investments	—	$ 85,382,044		—
Zero-Coupon U.S. Treasury Securities and Equivalents	—	70,676,337		—
Zero-Coupon U.S. Government Agency Securities	—	25,311,245		—
Temporary Cash Investments	$519	766,000		—
Total Value of Investment Securities	$519	$182,135,626		—

Target 2015
Investment Securities
Zero-Coupon U.S. Treasury Securities and Equivalents	—	$245,224,849		—
Zero-Coupon U.S. Government Agency Securities	—	45,310,086		—
Temporary Cash Investments	$51	949,000		—
Total Value of Investment Securities	$51	$291,483,935		—

Target 2020
Investment Securities
Zero-Coupon U.S. Treasury Securities and Equivalents	—	$159,947,024		—
Zero-Coupon U.S. Government Agency Securities	—	21,451,013		—
Temporary Cash Investments	$291	525,000		—
Total Value of Investment Securities	$291	$181,923,037		—

Target 2025
Investment Securities
Zero-Coupon U.S. Treasury Securities and Equivalents	—	$126,852,436		—
Zero-Coupon U.S. Government Agency Securities	—	19,793,769		—
Temporary Cash Investments	$292	583,000		—
Total Value of Investment Securities	$292	$147,229,205		—

6. Interfund Lending

The funds, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the funds to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the six months ended March 31, 2010, the funds did not utilize the program.

7. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2010, the components of investments for federal income tax purposes were as follows:

	Target 2010	Target 2015	Target 2020	Target 2025
Federal tax cost of investments	$180,821,060	$259,638,448	$161,868,544	$136,788,905
Gross tax appreciation
of investments	$1,325,575	$31,875,230	$21,545,662	$12,911,530
Gross tax depreciation
of investments	(10,490)	(29,692)	(1,490,878)	(2,470,938)
Net tax appreciation
(depreciation) of investments	$1,315,085	$31,845,538	$20,054,784	$10,440,592

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

8. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of each fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of each fund’s advisor even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of each fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Trustees approved interim investment advisory agreements under which each fund will be managed until new agreements are approved by fund shareholders. On April 1, 2010, the Board of Trustees approved new investment advisory agreements. The interim agreements and the new agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the funds, their investment objectives, fees or services provided. The new agreements have been submitted to shareholders for approval at a Special Meeting of Shareholders to be held on June 16, 2010.

Financial Highlights

Target 2010

Investor Class
For a Share Outstanding Throughout the Years Ended September 30 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$105.40	$102.50	$95.23	$90.10	$87.97	$86.70
Income From
Investment Operations
Net Investment
Income (Loss)(2)	1.46	3.39	3.81	4.15	4.04	3.85
Net Realized and
Unrealized Gain (Loss)	(1.17)	(0.49)	3.46	0.98	(1.91)	(2.58)
Total From
Investment Operations	0.29	2.90	7.27	5.13	2.13	1.27
Distributions
From Net
Investment Income	(3.96)	(3.52)	(3.97)	(4.29)	(3.85)	(3.86)
From Net Realized Gains	(1.82)	(1.44)	(1.19)	(0.24)	(0.44)	(1.58)
Total Distributions	(5.78)	(4.96)	(5.16)	(4.53)	(4.29)	(5.44)
Reverse Share Split	5.78	4.96	5.16	4.53	4.29	5.44
Net Asset Value,
End of Period	$105.69	$105.40	$102.50	$95.23	$90.10	$87.97

Total Return(3)	0.28%	2.83%	7.64%	5.69%	2.42%	1.47%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.56%(4)	0.57%	0.57%	0.57%	0.57%	0.58%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	2.77%(4)	3.24%	3.80%	4.52%	4.60%	4.39%
Portfolio Turnover Rate	25%	30%	43%	36%	23%	22%
Net Assets, End of Period
(in thousands)	$174,288	$202,731	$242,748	$250,527	$215,810	$211,088
(1)	Six months ended March 31, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

Target 2010

Advisor Class
For a Share Outstanding Throughout the Years Ended September 30 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$102.65	$100.07	$93.21	$88.41	$86.54	$85.50
Income From
Investment Operations
Net Investment
Income (Loss)(2)	1.30	3.05	3.47	3.85	3.75	3.57
Net Realized and
Unrealized Gain (Loss)	(1.15)	(0.47)	3.39	0.95	(1.88)	(2.53)
Total From
Investment Operations	0.15	2.58	6.86	4.80	1.87	1.04
Distributions
From Net
Investment Income	(3.70)	(3.26)	(3.73)	(4.06)	(3.63)	(3.64)
From Net Realized Gains	(1.82)	(1.44)	(1.19)	(0.24)	(0.44)	(1.58)
Total Distributions	(5.52)	(4.70)	(4.92)	(4.30)	(4.07)	(5.22)
Reverse Share Split	5.52	4.70	4.92	4.30	4.07	5.22
Net Asset Value,
End of Period	$102.80	$102.65	$100.07	$93.21	$88.41	$86.54

Total Return(3)	0.14%	2.58%	7.36%	5.43%	2.16%	1.21%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.81%(4)	0.82%	0.82%	0.82%	0.82%	0.83%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	2.52%(4)	2.99%	3.55%	4.27%	4.35%	4.14%
Portfolio Turnover Rate	25%	30%	43%	36%	23%	22%
Net Assets, End of Period
(in thousands)	$7,347	$10,925	$13,289	$9,308	$5,830	$6,402
(1)	Six months ended March 31, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

Target 2015

Investor Class
For a Share Outstanding Throughout the Years Ended September 30 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$96.59	$90.32	$81.79	$77.69	$75.83	$72.10
Income From
Investment Operations
Net Investment
Income (Loss)(2)	1.96	3.85	3.91	3.95	3.70	3.49
Net Realized and
Unrealized Gain (Loss)	(0.58)	2.42	4.62	0.15	(1.84)	0.24
Total From
Investment Operations	1.38	6.27	8.53	4.10	1.86	3.73
Distributions
From Net
Investment Income	(4.22)	(3.62)	(3.62)	(3.82)	(3.29)	(3.21)
From Net Realized Gains	(4.02)	(1.12)	—	—	(0.65)	(1.33)
Total Distributions	(8.24)	(4.74)	(3.62)	(3.82)	(3.94)	(4.54)
Reverse Share Split	8.24	4.74	3.62	3.82	3.94	4.54
Net Asset Value,
End of Period	$97.97	$96.59	$90.32	$81.79	$77.69	$75.83

Total Return(3)	1.42%	6.94%	10.43%	5.28%	2.46%	5.18%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.56%(4)	0.57%	0.57%	0.57%	0.57%	0.58%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	4.04%(4)	4.09%	4.43%	5.01%	4.94%	4.68%
Portfolio Turnover Rate	19%	21%	30%	21%	15%	9%
Net Assets, End of Period
(in thousands)	$276,480	$296,272	$320,410	$227,923	$197,387	$199,692
(1)	Six months ended March 31, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

Target 2015

Advisor Class
For a Share Outstanding Throughout the Years Ended September 30 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$94.19	$88.30	$80.16	$76.33	$74.68	$71.19
Income From
Investment Operations
Net Investment
Income (Loss)(2)	1.79	3.53	3.60	3.70	3.47	3.26
Net Realized and
Unrealized Gain (Loss)	(0.57)	2.36	4.54	0.13	(1.82)	0.23
Total From
Investment Operations	1.22	5.89	8.14	3.83	1.65	3.49
Distributions
From Net
Investment Income	(3.97)	(3.38)	(3.41)	(3.63)	(3.10)	(3.02)
From Net Realized Gains	(4.02)	(1.12)	—	—	(0.65)	(1.33)
Total Distributions	(7.99)	(4.50)	(3.41)	(3.63)	(3.75)	(4.35)
Reverse Share Split	7.99	4.50	3.41	3.63	3.75	4.35
Net Asset Value,
End of Period	$95.41	$94.19	$88.30	$80.16	$76.33	$74.68

Total Return(3)	1.29%	6.67%	10.15%	5.01%	2.21%	4.90%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.81%(4)	0.82%	0.82%	0.82%	0.82%	0.83%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	3.79%(4)	3.84%	4.18%	4.76%	4.69%	4.43%
Portfolio Turnover Rate	19%	21%	30%	21%	15%	9%
Net Assets, End of Period
(in thousands)	$13,514	$19,383	$33,907	$9,506	$2,300	$1,295
(1)	Six months ended March 31, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

Target 2020

Investor Class
For a Share Outstanding Throughout the Years Ended September 30 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$72.77	$66.48	$61.06	$59.03	$58.06	$52.32
Income From
Investment Operations
Net Investment
Income (Loss)(2)	1.52	2.94	2.84	2.78	2.64	2.46
Net Realized and
Unrealized Gain (Loss)	(3.10)	3.35	2.58	(0.75)	(1.67)	3.28
Total From
Investment Operations	(1.58)	6.29	5.42	2.03	0.97	5.74
Distributions
From Net
Investment Income	(2.99)	(3.45)	(2.70)	(2.62)	(2.49)	(2.38)
From Net Realized Gains	(3.43)	(2.57)	(1.18)	(0.29)	(0.55)	(0.97)
Total Distributions	(6.42)	(6.02)	(3.88)	(2.91)	(3.04)	(3.35)
Reverse Share Split	6.42	6.02	3.88	2.91	3.04	3.35
Net Asset Value,
End of Period	$71.19	$72.77	$66.48	$61.06	$59.03	$58.06

Total Return(3)	(2.18)%	9.46%	8.88%	3.44%	1.66%	10.97%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.56%(4)	0.57%	0.57%	0.57%	0.57%	0.58%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	4.25%(4)	4.21%	4.33%	4.68%	4.65%	4.38%
Portfolio Turnover Rate	9%	35%	58%	49%	15%	10%
Net Assets, End of Period
(in thousands)	$171,795	$181,242	$226,872	$199,658	$192,341	$179,410
(1)	Six months ended March 31, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

Target 2020

Advisor Class
For a Share Outstanding Throughout the Years Ended September 30 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$70.88	$64.91	$59.77	$57.93	$57.12	$51.60
Income From
Investment Operations
Net Investment
Income (Loss)(2)	1.39	2.69	2.63	2.58	2.45	2.29
Net Realized and
Unrealized Gain (Loss)	(3.02)	3.28	2.51	(0.74)	(1.64)	3.23
Total From
Investment Operations	(1.63)	5.97	5.14	1.84	0.81	5.52
Distributions
From Net
Investment Income	(2.81)	(3.27)	(2.54)	(2.47)	(2.35)	(2.25)
From Net Realized Gains	(3.43)	(2.57)	(1.18)	(0.29)	(0.55)	(0.97)
Total Distributions	(6.24)	(5.84)	(3.72)	(2.76)	(2.90)	(3.22)
Reverse Share Split	6.24	5.84	3.72	2.76	2.90	3.22
Net Asset Value,
End of Period	$69.25	$70.88	$64.91	$59.77	$57.93	$57.12

Total Return(3)	(2.31)%	9.20%	8.60%	3.18%	1.42%	10.70%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.81%(4)	0.82%	0.82%	0.82%	0.82%	0.83%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	4.00%(4)	3.96%	4.08%	4.43%	4.40%	4.13%
Portfolio Turnover Rate	9%	35%	58%	49%	15%	10%
Net Assets, End of Period
(in thousands)	$9,776	$11,823	$17,595	$10,823	$8,635	$10,417
(1)	Six months ended March 31, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

Target 2025

Investor Class
For a Share Outstanding Throughout the Years Ended September 30 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$61.25	$57.70	$52.74	$51.59	$51.07	$43.80
Income From
Investment Operations
Net Investment
Income (Loss)(2)	1.28	2.46	2.39	2.28	2.16	1.99
Net Realized and
Unrealized Gain (Loss)	(4.65)	1.09	2.57	(1.13)	(1.64)	5.28
Total From
Investment Operations	(3.37)	3.55	4.96	1.15	0.52	7.27
Distributions
From Net
Investment Income	(2.69)	(2.97)	(2.89)	(2.26)	(1.34)	(2.54)
From Net Realized Gains	(4.84)	—	—	—	(0.35)	(6.03)
Total Distributions	(7.53)	(2.97)	(2.89)	(2.26)	(1.69)	(8.57)
Reverse Share Split	7.53	2.97	2.89	2.26	1.69	8.57
Net Asset Value,
End of Period	$57.88	$61.25	$57.70	$52.74	$51.59	$51.07

Total Return(3)	(5.50)%	6.16%	9.39%	2.25%	1.02%	16.61%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.56%(4)	0.57%	0.57%	0.57%	0.57%	0.58%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	4.38%(4)	4.05%	4.25%	4.43%	4.40%	4.05%
Portfolio Turnover Rate	15%	32%	35%	29%	13%	26%
Net Assets, End of Period
(in thousands)	$140,965	$152,000	$233,800	$226,358	$306,433	$191,326
(1)	Six months ended March 31, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

Target 2025

Advisor Class
For a Share Outstanding Throughout the Years Ended September 30 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$59.59	$56.27	$51.57	$50.57	$50.18	$43.14
Income From
Investment Operations
Net Investment
Income (Loss)(2)	1.17	2.25	2.20	2.11	2.00	1.84
Net Realized and
Unrealized Gain (Loss)	(4.53)	1.07	2.50	(1.11)	(1.61)	5.20
Total From
Investment Operations	(3.36)	3.32	4.70	1.00	0.39	7.04
Distributions
From Net
Investment Income	(2.55)	(2.80)	(2.75)	(2.13)	(1.21)	(2.43)
From Net Realized Gains	(4.84)	—	—	—	(0.35)	(6.03)
Total Distributions	(7.39)	(2.80)	(2.75)	(2.13)	(1.56)	(8.46)
Reverse Share Split	7.39	2.80	2.75	2.13	1.56	8.46
Net Asset Value,
End of Period	$56.23	$59.59	$56.27	$51.57	$50.57	$50.18

Total Return(3)	(5.64)%	5.90%	9.12%	1.97%	0.77%	16.33%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.81%(4)	0.82%	0.82%	0.82%	0.82%	0.83%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	4.13%(4)	3.80%	4.00%	4.18%	4.15%	3.80%
Portfolio Turnover Rate	15%	32%	35%	29%	13%	26%
Net Assets, End of Period
(in thousands)	$5,908	$7,691	$33,366	$28,709	$21,428	$6,072
(1)	Six months ended March 31, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Funds under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Funds approved by the Funds’ Board of Trustees (the “Board”). The Advisor previously served as investment advisor to the Funds pursuant to a management agreement (the “Prior Management Agreement”) that terminated in accordance with its terms on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments that holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Funds by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of a new management agreement (the “Proposed Management Agreement”) as required under the Act. The Board has approved the Proposed Management Agreement and has recommended its approval to shareholders. Fund shareholders are scheduled to consider approval of the Proposed Management Agreement at a meeting to be held on June 16, 2010.

The Interim Management Agreement and the Proposed Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Proposed Management Agreements, the Advisor will provide the same services to the Funds and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Funds, shareholder services, audit and compliance functions and a variety of other matters relating to the Funds’ operations.

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Management Agreements, and that the change of control did not result in a change of the personnel managing the Funds. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Funds by the Advisor was in the best interests of the Funds and Fund shareholders.

Basis for Board Approval of Proposed Management Agreement

At a meeting held on April 1, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Funds and services provided to the Funds by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Funds, shareholder services, audit and compliance functions and a variety of other matters relating to the Funds’ operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Funds;

• the wide range of programs and services the Advisor provides to the Funds and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Funds to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Funds’ performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Funds to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Funds with those for other non-fund investment management clients of the Advisor; and

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Funds and potential sharing of economies of scale in connection with the management of the Funds.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Funds on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Funds.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for each Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Proposed Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Funds. The Board noted that under the Proposed Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Funds

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of each Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Funds are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Management Agreement, the Advisor will also provide the Funds with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Funds, its profitability in managing the Funds, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Funds as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Proposed Management Agreement, and the reasonableness of the proposed management fees.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Funds. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of each Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Funds. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the fund complex and the Funds increase in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of each Fund reflect the complexity of assessing economies of scale.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Management Agreements provide that the Funds pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Funds’ Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Funds and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing each Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor.

The Board concluded that the management fee to be paid by each Fund to the Advisor under the Proposed Management Agreement is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The Board analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Funds. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Funds to determine breakpoints in each Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Proposed Management Agreement be approved and recommended its approval to Fund shareholders.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the funds’ investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

Index Definitions

Index Definition

The following index is used to illustrate investment market, sector, or style performance or to serve as a fund performance comparison. It is not an investment product available for purchase.

The Bank of America/Merrill Lynch 10+ Year US Treasury Index measures the total return performance of U.S. Treasury bonds with outstanding par values of at least $15 million and maturity ranges of at least 10 years.

Fund Benchmarks

The benchmarks for the Target Maturities Trust funds are coupon STRIPS issues maturing in the target year of each portfolio.

The benchmark for the Target 2010 fund is the 11/15/10 STRIPS Issue, a zero-coupon Treasury bond that matures November 15, 2010.

The benchmark for the Target 2015 fund is the 11/15/15 STRIPS Issue, a zero-coupon Treasury bond that matures November 15, 2015.

The benchmark for the Target 2020 fund is the 11/15/20 STRIPS Issue, a zero-coupon Treasury bond that matures November 15, 2020.

The benchmark for the Target 2025 fund, from inception through January 1998, was the 8/15/25 STRIPS Issue, a zero-coupon Treasury bond that matures August 15, 2025. Thereafter, the benchmark was changed to the 11/15/25 STRIPS Issue, a zero-coupon Treasury bond that matures November 15, 2025.

Notes

Notes

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Target Maturities Trust
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1005
CL-SAN-68266N

ITEM 2. CODE OF ETHICS.
Not applicable for semiannual report filings.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable for semiannual report filings.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable for semiannual report filings.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.
(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Not applicable for semiannual report filings.

(a)(2)	Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the
Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-
99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Target Maturities Trust

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	May 28, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	May 28, 2010

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	May 28, 2010